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                                                                    Exhibit 10.2


                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

                           Dated as of March 23, 1999

                  This FIRST AMENDMENT among Barney's, Inc., a New York corporation ("BARNEYS"), Barneys America, Inc., a Delaware corporation ("BAI"), PFP Fashions Inc., a New York corporation ("PFP"), Barneys (CA) Lease Corp., a Delaware corporation ("CA LEASE"), Barneys (NY) Lease Corp., a Delaware corporation ("NY LEASE"), Basco All-American Sportswear Corp., a New York corporation ("BASCO"), BNY Licensing Corp., a Delaware corporation ("BNY"), and Barneys America (Chicago) Lease Corp., a Delaware corporation ("CHICAGO LEASE;" and together with Barney's, BAI, PFP, CA Lease, NY Lease, Basco and BNY collectively the "BORROWERS"), the Lenders (as defined below) and the Administrative Agent (as defined below), and amends the Credit Agreement dated as of January 28, 1999 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") entered into among the Borrowers, the financial institutions from time to time parties thereto (the "LENDERS"), the issuing banks from time to time parties thereto (the "ISSUING BANKS"), General Electric Capital Corporation, in its capacity as documentation agent and Citicorp USA, Inc., in its capacity as agent for the Lenders and the Issuing Banks (the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                             PRELIMINARY STATEMENTS:

                  (1) The Borrowers have requested the Lenders to amend the Credit Agreement to amend the Leverage Ratios of the Barney's Group for the first three fiscal quarters of Fiscal Year 1999.

                  (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Section 10.02 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended by deleting in its entirety the entries for the first, second and third fiscal quarter of Fiscal Year 1999 therein and replacing such entries in their entirety with the following:

                  "First fiscal quarter of Fiscal Year 1999            8.5
                  Second fiscal quarter of Fiscal Year 1999            8.1
                  Third fiscal quarter of Fiscal Year 1999             7.5".

                  SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This First Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:


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                  (a)   CERTAIN DOCUMENTS. The Administrative Agent shall have
            received all of the following:

                        (i) this First Amendment executed by the Borrowers and the Requisite Lenders; and

                        (ii) an Acknowledgment substantially in the form of EXHIBIT A attached hereto executed by Barneys New York, Inc. ("Holdings").

                  (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrowers or Holdings in or pursuant to the Credit Agreement, as amended by this First Amendment, and the other Loan Documents to which the Borrowers or Holdings is a party or by which the Borrowers or Holdings is bound, shall be true, correct and complete in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

                  (c) NO EVENTS OF DEFAULT. No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants as follows:

                  (a) After giving effect to this First Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true, correct and complete in all material respects.

                  (b) After giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.

                  (c) As of the date hereof, no material adverse change shall have occurred in the condition (financial or otherwise), performance, properties, operations or prospects of the Barneys Group since August 1, 1998 except as publicly disclosed prior to the date hereof.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) Upon the effectiveness of this First Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan

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            Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

                  (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5 EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  SECTION 6 GOVERNING LAW. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed as of the date first above written.


                                 BARNEY'S, INC.
                                 BARNEYS AMERICA, INC.
                                 PFP FASHIONS INC.
                                 BARNEYS (CA) LEASE CORP.
                                 BARNEYS (NY) LEASE CORP.
                                 BASCO ALL-AMERICAN SPORTSWEAR CORP.
                                 BNY LICENSING CORP.
                                 BARNEYS AMERICA (CHICAGO) LEASE CORP.



                                 By: /s/ Edward Lambert
                                    --------------------------------------------
                                    Title: Corporate Financial Officer


                                 CITICORP USA, INC., as Administrative Agent and Lender


                                 By: /s/ Brenda M. Cotsen
                                    --------------------------------------------
                                    Vice President


                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, as Lender



                                 By: /s/ Charles Chiodo
                                    --------------------------------------------
                                    Title: Authorized Signatory


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                                 BNY FINANCIAL CORPORATION, as Lender



                                 By: /s/ Sam Cirelli
                                    --------------------------------------------
                                    Title: Senior Vice President


                                 NATIONAL CITY COMMERCIAL
                                 FINANCE, INC., as Lender



                                 By: /s/ Kathy Ellero
                                    --------------------------------------------
                                    Title: Assistant Vice President